Capital management	12 Months Ended
Dec. 31, 2025
Capital commitments [abstract]
Capital management	Capital management
The Company considers equity as equivalent to the IFRS Accounting Standards equity on the balance sheet (including share capital, share premium, and all other equity reserves attributable to the owners of the Company). Other reserves are comprised of comprehensive income/loss and share-based compensation.
The primary objective of the Company’s capital management is to maximize shareholder value. The Board regularly reviews its shareholders’ return strategy. For the foreseeable future, the Board will maintain a capital structure that supports the Company’s strategic objectives through managing funding and liquidity risks and optimizing shareholder return.
As of December 31, 2025 and 2024, the Company’s cash and cash equivalents amounted to $70.3 million and $80.2 million, respectively.

As noted in Note 28 — “Events after the reporting date”, the Company also has access to $25.0 million available, of which $12.5 million can be drawn immediately, under the Perceptive Credit Agreement.
The Board of Directors believes that the Company has sufficient financial resources to meet all of its obligations for at least the next twelve months. Moreover, the Company is not exposed to liquidity risk through requests for early repayment of loans.